UNITED STATES
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest even reported): March 16, 2006

                       INTERNAL HYDRO INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact Name of Registrant As Specified in Its Charter)

              FLORIDA                       000-29743             88-0109143
--------------------------------------------------------------------------------
   (State Or Other Jurisdiction    (Commission File Number)     (IRS Employer
Of Incorporation Or Organization)                            Identification No.)

                  334 S. Hyde Park Avenue, Tampa, Florida 33606
          ------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (813) 286-7144
              -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

           607 W. Martin Luther King, Jr. Blvd., Tampa, Florida 33603
           ----------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02  Departure  of  Directors  or  Principal  Officers;  Election  of
           Directors; Appointment of Principal Officers.

On March 16, 2006, it was voted upon by the Board of Directors that Lior Segal shall be appointed as the company's Treasurer to replace Alberto Pastrana upon acceptance of his letter of resignation effective March 16, 2006.

DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is the name, age, and position of the new executive officer of the Company:



Name                           Age         Office
------------------             ---         ---------
Lior Segal                     35          Treasurer


Family Relationships

There is no family relationship between or among Mr. Segal and the directors and other officers of the Company.

Business Experience

Set forth below is certain biographical information, present occupation and business experience for the past five years of each new director or executive officer of the Company.

LIOR SEGAL

Lior Segal also serves as the CFO of Sun Rayz Products Inc., a company engaged in the marketing and distribution of products containing the "FLA-USA" label. From August 2001 to August 2003, Mr. Segal served as a legal assistant for Lentz & Gengaro, P.A. From August 1998 to May 2001, Mr. Segal was the office manager for PlasTechs Engineering Group. Mr. Segal received a B.S. in Business Administration with a concentration in accounting from Montclair State University and is currently enrolled on a part time basis at Stetson University College of Law.

EMPLOYMENT AGREEMENTS

We do not have an employment agreement with Mr. Segal at this time.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There are no related party transactions related to Mr. Segal.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 16, 2006                   INTERNAL HYDRO INTERNATIONAL, INC.

                                        By: /S/ CRAIG HUFFMAN
                                        ----------------------------------------
                                        Craig Huffman, President

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